Note 9 - Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2010
Property Plant and Equipment [Abstract]
Note 9 - Property, Plant and Equipment, Net [Text Block]

9. Property, Plant and Equipment, Net

Property, plant and equipment, at cost, are summarized as follows:

	As of December 31,
	2010			2009
		Accumulated			Accumulated
	Cost	depreciation	Net	Cost	depreciation	Net

Buildings and improvements	9,710	(2,062)	7,648	7,093	(1,982)	5,111
Capitalized expenses	58,146	(26,082)	32,064	47,958	(21,633)	26,325
Equipment and other assets	83,017	(32,664)	50,353	60,592	(27,637)	32,955
Capital lease - platforms and vessels	516	(45)	471	813	(63)	750
Petroleum Production Rights -Assignment Agreement	43,868	-	43,868	-	-	-
Rights and concessions	4,835	(1,421)	3,414	3,172	(1,009)	2,163
Land	757	-	757	574	-	574
Materials	4,566	-	4,566	4,360	-	4,360
Expansion projects:
Construction and installations in progress:
Exploration and Production	33,491	-	33,491	27,664	-	27,664
Refining, Transportation & Marketing	33,062	-	33,062	22,683	-	22,683
Gas & Power	6,218	-	6,218	11,010	-	11,010
Distribution	328	-	328	285	-	285
International	158	-	158	680	-	680
Corporate	2,169	-	2,169	1,607	-	1,607
	280,841	(62,274)	218,567	188,491	(52,324)	136,167

a) Accounting treatment of Assignment Agreement ("Cessão Onerosa")

On September 3, 2010, Petrobras entered into an agreement with the Brazilian federal government (Assignment Agreement), under which the government assigned to the Company the right to conduct research activities and the exploration and production of fluid hydrocarbons in specified pre-salt areas, subject to a maximum production of five billion barrels of oil equivalent up to 40 years renewable for more five years upon certain conditions.

The Assignment Agreement was approved by the Company's Board of Directors and by the minority shareholders, following a valuation procedure based on, among other factors, an assessment prepared by independent third party experts.

The total purchase price of the rights acquired under the Assignment Agreement was US$43,868, paid to the Federal Government through funds obtained by the global offering of shares of the Company (see Note 16(a)), US$39,768 through the transfer of Brazilian Treasury Securities and the remaining US$4,100 in cash.

In accordance with ASC 932 "Extractive Activities - Oil and Gas", the rights acquired by the Company were recognized as Property Plant & Equipment (long-term asset) as acquisition costs. The acquisition cost will be depreciated based on the unit-of-production method during the period of production of the related reserves and will also be subject to the impairment test. After the production of all the volumes that we were entitled, the acquisition costs will be completely depreciated.

The Assignment Agreement provides for a subsequent revision of the volume and the price, based on an independent third party assessment. If the contract parties determine that the value of the rights acquired is higher than the initial purchase price, the Company may either pay the difference to the Brazilian federal government, in which case is expected the recognition of the difference as Property Plant & Equipment (long-term asset), or reduce the total volume acquired under the contract, in which case there would be no impact on the balance sheet. If the contract parties determine that the value of the rights acquired is lower than the initial purchase price, the Brazilian federal government will pay for the difference in cash and/or bonds, dependent of Government Budget conditions and it is expected a reduction of the amount originally recorded as Property Plant & Equipment (long-term asset) by the amount received from the Brazilian federal government.

The knowledge of the reserves and the geological uncertainties remain unchanged since the signing of the assignment agreement. The final value of the cost of the assignment will depend mainly on full knowledge: of the reserves, of the production scenarios and the technologies to be developed, which should occur not later than 2014, the deadline stipulated for the declaration of commercialization.

The Company will record any adjustment to the acquisition cost, when it is probable and determinable it will pay or receive in the future, amounts as a result of the subsequent revision.

b) Codification Topic 410 - Asset Retirement Obligations

In accordance with Codification Topic 410-20, adopted by Petrobras since January 2003, the fair value of asset retirement obligations are recorded as liabilities on a discounted basis when they are incurred, which is typically at the time the related assets are installed. Amounts recorded for the related assets will be increased by the amount of these obligations and depreciated over the related useful lives of such assets. Over time, the amounts recognized as liabilities will be accreted for the change in their present value until the related assets are retired or sold.

Measurement of asset retirement obligations is based on currently enacted laws and regulations, existing technology and site-specific costs. There are no assets legally restricted to be used in the settlement of asset retirement obligations.

A summary of the annual changes in the asset retirement obligations is presented as follows:

Liabilities

Balance as of December 31, 2008	2,825

Accretion expenses	164
Liabilities incurred	24
Liabilities settled	(4)
Revision of provision	(955)
Cumulative translation adjustment	758

Balance as of December 31, 2009	2,812

Accretion expenses	137
Liabilities incurred	1,088
Liabilities settled	(124)
Revision of provision	(858)
Cumulative translation adjustment	139

Balance as of December 31, 2010	3,194

c) Impairment

For the years ended December 31, 2010, 2009 and 2008, the Company recorded impairment charges of US$402, US$319 and US$519, respectively. During 2010, the impairment charge was primarily related to producing properties in Brazil (US$346) and due to the impairment of assets held for sale, referring to the refining and distribution segments in Argentina (US$56). The petroleum and natural gas fields that presented losses already had high maturity levels and, consequently, produced insufficient petroleum and gas to cover production costs. This factor had a reducing effect on the economic analysis that led to the recording of a provision for loss through devaluation in some fields.